UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

PLUS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6420 LEVIT GREEN BOULEVARD Suite 310
Houston, Texas		77021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (737) 255-7194

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PSTV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders of Plus Therapeutics, Inc. (the “Company”) was held on May 14, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2026 (the “Proxy Statement”). All share amounts disclosed herein are presented before giving effect to the Company’s 1-for-25 reverse stock split effective on April 2, 2026.

The Company had 171,550,698 shares of common stock issued and outstanding at the close of business on March 18, 2026, the record date for eligibility to vote at the Annual Meeting. The holders of 64,857,321 shares of the Company’s issued and outstanding common stock were represented in person virtually or represented by valid proxy at the Annual Meeting, constituting a quorum.

The vote results detailed below represent final results as certified by the inspector of elections.

Proposal No. 1 - Election of Directors.

The Company’s stockholders elected the following persons, who were listed in the Proxy Statement, to the Board of Directors of the Company (the “Board”) to hold office for a term expiring at the Company’s Annual Meeting of Stockholders in 2027 and until each such person’s successors is duly elected and qualified, or until his or her earlier death, resignation or removal:

	Votes For	Votes Withheld	Broker Non-Votes
Howard Clowes	11,863,579	2,186,724	50,807,018
An van Es-Johansson, M.D.	12,384,866	1,665,437	50,807,018
Richard J. Hawkins	12,344,152	1,706,151	50,807,018
Marc H. Hedrick, M.D.	12,350,511	1,699,792	50,807,018
Ronald A. Andrews	12,417,138	1,633,165	50,807,018
Kyle Guse, Esq., MBA, CPA	12,384,591	1,665,712	50,807,018

Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of CBIZ CPAs, P.C. as the Company’s independent registered public accounting firm for the 2026 fiscal year. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,860,051	2,292,062	1,705,208	0

Proposal No. 3 - Advisory Vote on the Compensation of Named Executive Officers.

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,389,498	3,364,694	296,111	50,807,018

Proposal No. 4 – Sixth Amendment and Restatement of the Company’s 2020 Stock Incentive Plan.

The Company’s stockholders approved the sixth amendment and restatement of the Company’s 2020 Stock Incentive Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,976,002	5,648,887	425,414	50,807,018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUS THERAPEUTICS, INC.

Date:	May 15, 2026	By:	/s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D. President and Chief Executive Officer